497(d)



                                   FT 291
             AMERICA'S LEADING BRANDS GROWTH TRUST, SERIES 4
                 AUTO & TRANSPORTATION GROWTH TRUST SERIES
                    COMMUNICATIONS GROWTH TRUST, SERIES 3
                       INTERNET GROWTH TRUST, SERIES 5
               REGIONAL BANK & THRIFT GROWTH TRUST, SERIES 2

            Supplement to the Prospectus dated October 15, 1998

Notwithstanding anything to the contrary in the Prospectus, Unit holders of The First Trust Special Situations Trust, Series 157 may use their redemption or termination proceeds from such trust to acquire Units of the Trusts contained in FT 291 during the initial offering period subject only to the remaining deferred sales charges on the Units acquired. Dealers and other selling agents will receive a concession or agency commission on such sales equal to $.25 per Unit on Units sold subject to a deferred sales charge of $.35 per Unit or 71% of the then current maximum remaining deferred sales charge on Units sold subject to a deferred sales charge of less than $.35 per Unit.

November 19, 1998